UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                   ----------

                          FRANKLIN MUTUAL RECOVERY FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)


             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2789
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)



          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (210) 912-2100
                                                          --------------

Date of fiscal year end: 3/31
                         ------

Date of reporting period: 3/31/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           MARCH 31, 2006
--------------------------------------------------------------------------------


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        ANNUAL REPORT AND SHAREHOLDER LETTER               VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                        FRANKLIN
                  MUTUAL RECOVERY FUND               Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups
                            --Franklin, Templeton and Mutual Series. Mutual
                            Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                            Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .....................................................    1

ANNUAL REPORT

Franklin Mutual Recovery Fund ..........................................    4

Performance Summary ....................................................   10

Your Fund's Expenses ...................................................   15

The Fund's Repurchase Offers ...........................................   17

Financial Highlights and Statement of Investments ......................   18

Financial Statements ...................................................   28

Notes to Financial Statements ..........................................   33

Report of Independent Registered Public Accounting Firm ................   46

Tax Designation ........................................................   47

Board Members and Officers .............................................   48

Shareholder Information ................................................   53

--------------------------------------------------------------------------------
Annual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, risk arbitrage securities and undervalued securities. The Fund may take long and short positions.

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/06

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equity .............................................     64.4%
Fixed Income & Other Debt ..........................     17.5%
Short-Term Investments & Other Net Assets ..........     18.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Mutual Recovery Fund's annual report for the fiscal year ended March 31, 2006.

PERFORMANCE OVERVIEW

Franklin Mutual Recovery Fund - Class A posted a +12.51% cumulative total return for the year under review. The Fund outperformed the Standard & Poor's 500 Index's (S&P 500's) +11.72% total return for the same period. 1 The Fund also outperformed the +1.43% total return of the Bloomberg/EFFAS

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Annual Report

U.S. Government 3-5 Years Total Return Index. 2 The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended March 31, 2006, the U.S. economy advanced at a modest pace. For 2005, gross domestic product (GDP) grew 3.5% amid strong consumption and business productivity trends. In the fourth quarter of 2005, declines in vehicle sales and defense spending contributed to slower GDP growth of 1.7% annualized. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Residential construction and real estate activity waned as long-term mortgage rates rose, but economic growth picked up again in first quarter 2006. In March, the Federal Reserve Board (Fed) indicated that the economy was in transition -- from one led by rapid consumer spending, accommodative monetary policy and fiscal stimuli toward one led by business investment spending and export trade.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.1% to 4.7%. 3 Labor costs increased during the reporting period. Hiring rebounded in many industries and personal income rose.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential long-term supply disruptions and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, they retreated somewhat amid milder-than-expected weather conditions. Although medical and pharmacy costs climbed substantially, the core Consumer Price Index (CPI) rose 2.1% for the year under review, which was less than the 2.2% 10-year average. 4

The Fed continued its monetary tightening cycle and raised the federal funds target rate from 2.75% to 4.75% in eight quarter-point steps. The Fed suggested more rate increases may be necessary to balance growth with what it saw as potential inflationary risks of tighter labor and product markets. The effects of the Fed's credit-tightening campaign cooled the previously hot housing and real estate markets as the cost of credit grew less attractive to most

2. Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/ depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

3.    Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                               Annual Report | 5

TOP 10 HOLDINGS
3/31/06

-------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
-------------------------------------------------------------------------------
Guidant Corp.                                                              5.5%
   HEALTH CARE EQUIPMENT & SUPPLIES, U.S.
-------------------------------------------------------------------------------
Owens Corning                                                              4.7%
   CONSTRUCTION MATERIALS, U.S.
-------------------------------------------------------------------------------
Burlington Resources Inc.                                                  4.7%
   OIL, GAS & CONSUMABLE FUELS, U.S.
-------------------------------------------------------------------------------
NTL Inc.                                                                   4.3%
   DIVERSIFIED TELECOMMUNICATION SERVICES, U.K.
-------------------------------------------------------------------------------
Temple-Inland Inc.                                                         4.2%
   CONTAINERS & PACKAGING, U.S.
-------------------------------------------------------------------------------
Adelphia Communications Corp. & Affiliated Issuers                         3.8%
   MEDIA, U.S.
-------------------------------------------------------------------------------
Weyerhaeuser Co.                                                           3.0%
   PAPER & FOREST PRODUCTS, U.S.
-------------------------------------------------------------------------------
KT&G Corp.                                                                 2.8%
   TOBACCO, SOUTH KOREA
-------------------------------------------------------------------------------
ACE Aviation Holdings Inc.                                                 2.5%
   AIRLINES, CANADA
-------------------------------------------------------------------------------
Time Warner Inc.                                                           2.4%
   MEDIA, U.S.
-------------------------------------------------------------------------------

consumers who were already dealing with near-record consumer debt burdens and historically high gas prices.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +8.27%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +11.72% and +18.02%, respectively. 5 Small company stocks outperformed their large-capitalization counterparts by a wide margin, and technology stocks saw their biggest resurgence since 2003. Energy, financial and telecommunications stocks also performed well.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, risk arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

During the fiscal year under review, the biggest contributions to the Fund's performance came from a mix of special situation and distressed investments. Our top performer was U.K.-based Anglo American, one of the world's largest independent coal miners and a significant stakeholder in a number of leading global producers of diamonds, precious metals, paper, packaging goods, base metals and other minerals. The company benefited from a strong commodity cycle and high metals prices driven by sustained world demand, particularly from China. Anglo American, a complex mix of wholly owned assets and

5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


6 | Annual Report
stakes in other publicly traded companies, has benefited from announced actions to simplify and focus its corporate structure and return capital to shareholders.

Owens Corning bank debt, which was one of the Fund's top performers in its previous fiscal year, was its second-best performer this fiscal year. Our investment in Owens Corning bank debt is structurally senior to the pending asbestos tort claims that have driven the building products company into bankruptcy, and has continued to benefit from the failure of legal efforts to challenge the banks' structural seniority in the company's bankruptcy proceedings.

KT&G, formerly known as Korea Tobacco & Ginseng, was the third-best performer of the past fiscal year. KT&G has an attractive mix of assets whose value the market has been gradually recognizing. The shares recently appreciated as the company was challenged by various third-party investors to take actions to enhance shareholder value.

Conversely, the only significant negative impact on the Fund during the year came from our investment in the bonds of Adelphia Communications, a bankrupt cable company. Adelphia's bonds depreciated due to continued conflict among various creditor classes in the Adelphia bankruptcy. Recent softness in overall U.S. cable valuations and fears that a plan of reorganization will not be confirmed within the time limit imposed by the Time Warner asset purchase agreement also negatively impacted the bonds.

According to our investment strategy, we typically fully hedge the Fund's foreign currency exposure. Therefore, despite the Fund's significant investments outside the U.S. (primarily in western Europe), currency movements did not have a material impact on the Fund's performance during the year under review.

As of March 31, 2006, the Fund was 82% invested, with approximately 21% of total assets invested in positions we classified as distressed or post-reorganization. Net risk arbitrage exposure rose to 17% of the portfolio from 10% one year earlier. Special situation investments were about 44% of total net assets, with the balance of the portfolio in cash and other assets.

TOP 10 SECTORS/INDUSTRIES
3/31/06

--------------------------------------------------
                                       % OF TOTAL
                                       NET ASSETS
--------------------------------------------------
Tobacco                                       9.8%
--------------------------------------------------
Diversified Telecommunication Services        7.0%
--------------------------------------------------
Media                                         6.2%
--------------------------------------------------
Metals & Mining                               6.0%
--------------------------------------------------
Health Care Equipment & Supplies              4.5%
--------------------------------------------------
Containers & Packaging                        4.2%
--------------------------------------------------
Oil, Gas & Consumable Fuels                   4.0%
--------------------------------------------------
Insurance                                     3.6%
--------------------------------------------------
Industrial Conglomerates                      3.2%
--------------------------------------------------
Paper & Forest Products                       3.0%
--------------------------------------------------


                                                               Annual Report | 7

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OF MICHAEL J. EMBLER]

/s/ Michael J. Embler

Michael J. Embler
Co-Portfolio Manager

[PHOTO OF SHAWN TUMULTY]

/s/ Shawn Tumulty

Shawn Tumulty
Co-Portfolio Manager

[PHOTO OF CHRISTIAN CORREA]

/s/ Christian Correa

Christian Correa
Assistant Portfolio Manager

Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

--------------------------------------------------------------------------------
MICHAEL EMBLER is a senior vice president and the chief investment officer of Franklin Mutual Advisers, LLC (Mutual Series). Mr. Embler has been portfolio manager of Franklin Mutual Recovery Fund since its inception and currently has portfolio management responsibilities for another Mutual Series fund. Mr. Embler specializes in analyzing and trading bankrupt and distressed securities. Before joining Franklin Templeton Investments in 2001, he was a Managing Director and portfolio manager at Nomura Holdings America, Inc.

SHAWN TUMULTY joined Franklin Templeton Investments in 2000. He has been an assistant portfolio manager for another Mutual Series fund since 2003. In May 2005, he assumed the duties of co-portfolio manager for Franklin Mutual Recovery Fund. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

CHRISTIAN CORREA assumed responsibility as assistant portfolio manager for Franklin Mutual Recovery Fund in November 2004. He is also a research analyst for Mutual Series specializing in global risk arbitrage and event-driven situations. Mr. Correa joined Mutual Series in 2003 from Lehman Brothers Holdings Inc., where he covered U.S. risk arbitrage and special situations.

--------------------------------------------------------------------------------


                                                               Annual Report | 9

Performance Summary as of 3/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------
CLASS A  (SYMBOL: FMRAX)                       CHANGE    3/31/06    3/31/05
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.79     $13.43     $12.64
---------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-3/31/06)
---------------------------------------------------------------------------
Dividend Income                    $0.0136
---------------------------------------------------------------------------
Short-Term Capital Gain            $0.4432
---------------------------------------------------------------------------
Long-Term Capital Gain             $0.2599
---------------------------------------------------------------------------
       TOTAL                       $0.7167
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS B  (SYMBOL: N/A)                         CHANGE    3/31/06    3/31/05
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.71     $13.29     $12.58
---------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-3/31/06)
---------------------------------------------------------------------------
Short-Term Capital Gain            $0.4432
---------------------------------------------------------------------------
Long-Term Capital Gain             $0.2599
---------------------------------------------------------------------------
       TOTAL                       $0.7031
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS C  (SYMBOL: FCMRX)                       CHANGE    3/31/06    3/31/05
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.71     $13.29     $12.58
---------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-3/31/06)
---------------------------------------------------------------------------
Short-Term Capital Gain            $0.4432
---------------------------------------------------------------------------
Long-Term Capital Gain             $0.2599
---------------------------------------------------------------------------
       TOTAL                       $0.7031
---------------------------------------------------------------------------

---------------------------------------------------------------------------
ADVISOR CLASS  (SYMBOL: FMRVX)                 CHANGE    3/31/06    3/31/05
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.83     $13.50     $12.67
---------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-3/31/06)
---------------------------------------------------------------------------
Dividend Income                    $0.0224
---------------------------------------------------------------------------
Short-Term Capital Gain            $0.4432
---------------------------------------------------------------------------
Long-Term Capital Gain             $0.2599
---------------------------------------------------------------------------
       TOTAL                       $0.7255
---------------------------------------------------------------------------


10 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------
CLASS A                                          1-YEAR    INCEPTION (11/3/03)
------------------------------------------------------------------------------
Cumulative Total Return 1                       +12.51%          +36.16%
------------------------------------------------------------------------------
Average Annual Total Return 2                    +6.04%          +10.91%
------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $10,604          $12,834
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CLASS B                                          1-YEAR    INCEPTION (11/3/03)
------------------------------------------------------------------------------
Cumulative Total Return 1                       +11.79%          +34.27%
------------------------------------------------------------------------------
Average Annual Total Return 2                    +7.79%          +11.96%
------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $10,779          $13,127
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CLASS C                                          1-YEAR    INCEPTION (11/3/03)
------------------------------------------------------------------------------
Cumulative Total Return 1                       +11.79%          +34.25%
------------------------------------------------------------------------------
Average Annual Total Return 2                   +10.79%          +13.01%
------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,079          $13,425
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ADVISOR CLASS                                    1-YEAR    INCEPTION (6/2/03)
------------------------------------------------------------------------------
Cumulative Total Return 1                       +12.88%          +52.36%
------------------------------------------------------------------------------
Average Annual Total Return 2                   +12.88%          +16.04%
------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,288          $15,236
------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            3/31/06
------------------------------------------
1-Year                              +6.04%
------------------------------------------
Since Inception (11/3/03)          +10.91%
------------------------------------------

CLASS A (11/3/03-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

      DATE                Franklin Mutual Recovery Fund         S&P 500 4
--------------------------------------------------------------------------------
    11/3/2003                        $ 9,423                     $10,000
   11/30/2003                        $ 9,652                     $10,088
   12/31/2003                        $10,010                     $10,617
    1/31/2004                        $10,155                     $10,811
    2/29/2004                        $10,283                     $10,962
    3/31/2004                        $10,189                     $10,796
    4/30/2004                        $10,095                     $10,627
    5/31/2004                        $10,070                     $10,773
    6/30/2004                        $10,266                     $10,982
    7/31/2004                        $10,112                     $10,619
    8/31/2004                        $10,249                     $10,661
    9/30/2004                        $10,325                     $10,777
   10/31/2004                        $10,342                     $10,941
   11/30/2004                        $10,973                     $11,384
   12/31/2004                        $11,323                     $11,771
    1/31/2005                        $11,151                     $11,484
    2/28/2005                        $11,313                     $11,726
    3/31/2005                        $11,404                     $11,518
    4/30/2005                        $11,341                     $11,300
    5/31/2005                        $11,630                     $11,659
    6/30/2005                        $11,790                     $11,676
    7/31/2005                        $11,995                     $12,110
    8/31/2005                        $12,041                     $11,999
    9/30/2005                        $12,032                     $12,097
   10/31/2005                        $11,594                     $11,895
   11/30/2005                        $11,827                     $12,344
   12/31/2005                        $12,085                     $12,349
    1/31/2006                        $12,506                     $12,676
    2/28/2006                        $12,563                     $12,710
    3/31/2006                        $12,834                     $12,868

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                            3/31/06
------------------------------------------
1-Year                              +7.79%
------------------------------------------
Since Inception (11/3/03)          +11.96%
------------------------------------------

CLASS B (11/3/03-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

      DATE                Franklin Mutual Recovery Fund         S&P 500 4
--------------------------------------------------------------------------------
    11/3/2003                        $10,000                     $10,000
   11/30/2003                        $10,243                     $10,088
   12/31/2003                        $10,620                     $10,617
    1/31/2004                        $10,764                     $10,811
    2/29/2004                        $10,891                     $10,962
    3/31/2004                        $10,792                     $10,796
    4/30/2004                        $10,692                     $10,627
    5/31/2004                        $10,656                     $10,773
    6/30/2004                        $10,855                     $10,982
    7/31/2004                        $10,692                     $10,619
    8/31/2004                        $10,828                     $10,661
    9/30/2004                        $10,909                     $10,777
   10/31/2004                        $10,918                     $10,941
   11/30/2004                        $11,569                     $11,384
   12/31/2004                        $11,944                     $11,771
    1/31/2005                        $11,753                     $11,484
    2/28/2005                        $11,916                     $11,726
    3/31/2005                        $12,011                     $11,518
    4/30/2005                        $11,935                     $11,300
    5/31/2005                        $12,231                     $11,659
    6/30/2005                        $12,387                     $11,676
    7/31/2005                        $12,604                     $12,110
    8/31/2005                        $12,643                     $11,999
    9/30/2005                        $12,623                     $12,097
   10/31/2005                        $12,161                     $11,895
   11/30/2005                        $12,397                     $12,344
   12/31/2005                        $12,660                     $12,349
    1/31/2006                        $13,094                     $12,676
    2/28/2006                        $13,145                     $12,710
    3/31/2006                        $13,127                     $12,868


12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            3/31/06
------------------------------------------
1-Year                             +10.79%
------------------------------------------
Since Inception (11/3/03)          +13.01%
------------------------------------------

CLASS C (11/3/03-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

      DATE                Franklin Mutual Recovery Fund         S&P 500 4
--------------------------------------------------------------------------------
    11/3/2003                        $10,000                     $10,000
   11/30/2003                        $10,243                     $10,088
   12/31/2003                        $10,618                     $10,617
    1/31/2004                        $10,772                     $10,811
    2/29/2004                        $10,898                     $10,962
    3/31/2004                        $10,799                     $10,796
    4/30/2004                        $10,690                     $10,627
    5/31/2004                        $10,654                     $10,773
    6/30/2004                        $10,853                     $10,982
    7/31/2004                        $10,690                     $10,619
    8/31/2004                        $10,826                     $10,661
    9/30/2004                        $10,907                     $10,777
   10/31/2004                        $10,916                     $10,941
   11/30/2004                        $11,568                     $11,384
   12/31/2004                        $11,943                     $11,771
    1/31/2005                        $11,751                     $11,484
    2/28/2005                        $11,914                     $11,726
    3/31/2005                        $12,009                     $11,518
    4/30/2005                        $11,933                     $11,300
    5/31/2005                        $12,229                     $11,659
    6/30/2005                        $12,385                     $11,676
    7/31/2005                        $12,601                     $12,110
    8/31/2005                        $12,641                     $11,999
    9/30/2005                        $12,621                     $12,097
   10/31/2005                        $12,159                     $11,895
   11/30/2005                        $12,395                     $12,344
   12/31/2005                        $12,658                     $12,349
    1/31/2006                        $13,102                     $12,676
    2/28/2006                        $13,142                     $12,710
    3/31/2006                        $13,425                     $12,868

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS                      3/31/06
------------------------------------------
1-Year                             +12.88%
------------------------------------------
Since Inception (6/2/03)           +16.04%
------------------------------------------

ADVISOR CLASS (6/2/03-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

      DATE                Franklin Mutual Recovery Fund         S&P 500 4
--------------------------------------------------------------------------------
     6/2/2003                        $10,000                     $10,000
    6/30/2003                        $10,120                     $10,128
    7/31/2003                        $10,190                     $10,306
    8/31/2003                        $10,340                     $10,507
    9/30/2003                        $10,630                     $10,396
   10/31/2003                        $11,070                     $10,984
   11/30/2003                        $11,370                     $11,080
   12/31/2003                        $11,795                     $11,661
    1/31/2004                        $11,976                     $11,875
    2/29/2004                        $12,127                     $12,040
    3/31/2004                        $12,016                     $11,858
    4/30/2004                        $11,906                     $11,672
    5/31/2004                        $11,886                     $11,832
    6/30/2004                        $12,117                     $12,062
    7/31/2004                        $11,946                     $11,663
    8/31/2004                        $12,107                     $11,710
    9/30/2004                        $12,207                     $11,837
   10/31/2004                        $12,217                     $12,017
   11/30/2004                        $12,961                     $12,503
   12/31/2004                        $13,391                     $12,929
    1/31/2005                        $13,188                     $12,614
    2/28/2005                        $13,380                     $12,879
    3/31/2005                        $13,498                     $12,651
    4/30/2005                        $13,423                     $12,411
    5/31/2005                        $13,775                     $12,806
    6/30/2005                        $13,963                     $12,824
    7/31/2005                        $14,216                     $13,301
    8/31/2005                        $14,271                     $13,180
    9/30/2005                        $14,260                     $13,286
   10/31/2005                        $13,753                     $13,065
   11/30/2005                        $14,029                     $13,558
   12/31/2005                        $14,333                     $13,563
    1/31/2006                        $14,853                     $13,922
    2/28/2006                        $14,909                     $13,960
    3/31/2006                        $15,236                     $14,134

                                                              Annual Report | 13

ENDNOTES

THE FUND IS NONDIVERSIFIED, WHICH MEANS IT CAN BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL AND REGULATORY CHANGES. THE FUND'S INVESTMENTS MAY INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO SHORT STOCKS. IT MAY NOT BE ABLE TO COVER A SHORT POSITION AT ANY PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES. HOWEVER, IN UNUSUAL CIRCUMSTANCES, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/05      VALUE 3/31/06    PERIOD* 10/1/05-3/31/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,066.40               $18.39
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,007.13               $17.86
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,063.70               $21.71
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,003.89               $21.08
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,063.70               $21.76
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,003.84               $21.13
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,068.50               $16.66
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,008.83               $16.18
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      3.57%; B: 4.22%; C: 4.23%; and Advisor: 3.23%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


16 | Annual Report

THE FUND'S REPURCHASE OFFERS

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

SUMMARY OF REPURCHASE OFFERS - 4/1/05 THROUGH 3/31/06

-----------------------------------------------------------------------
     REPURCHASE        REPURCHASE     % OF SHARES        NUMBER OF
  REQUEST DEADLINE    OFFER AMOUNT     TENDERED*     SHARES TENDERED*
-----------------------------------------------------------------------
        7/1/05             10%           2.378%         411,413.554
-----------------------------------------------------------------------
       10/3/05             10%           1.759%         345,451.871
-----------------------------------------------------------------------
        1/5/06             10%           3.429%         847,989.585
-----------------------------------------------------------------------
       4/21/06             10%           4.105%         759,402.147
-----------------------------------------------------------------------

* In connection with the repurchase offers, due to the limited number of shares tendered, the Fund did not have to consider whether to repurchase an additional amount of shares, not in excess of 2% of the shares outstanding, and did not need to repurchase any shares on a pro rata basis as described in the Prospectus and Repurchase Offer/Request Form.


                                                              Annual Report | 17

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                                                   --------------------------------------
                                                                                           YEAR ENDED MARCH 31,
CLASS A                                                                               2006         2005       2004 d
                                                                                   --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $   12.64     $  11.91     $  11.10
                                                                                   --------------------------------------

Income from investment operations:

   Net investment income (loss) a ..............................................       (0.02)        0.02        (0.04)

   Net realized and unrealized gains (losses) ..................................        1.52         1.43         0.90
                                                                                   --------------------------------------

Total from investment operations ...............................................        1.50         1.45         0.86
                                                                                   --------------------------------------

Less distributions from:

   Net investment income .......................................................       (0.01)       (0.04)       (0.01)

   Net realized gains ..........................................................       (0.70)       (0.68)       (0.04)
                                                                                   --------------------------------------

Total distributions ............................................................       (0.71)       (0.72)       (0.05)
                                                                                   --------------------------------------

Net asset value, end of year ...................................................   $   13.43     $  12.64     $  11.91
                                                                                   ======================================

Total return b .................................................................       12.51%       12.48%        7.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $ 104,694     $ 57,709     $ 24,225

Ratios to average net assets:

   Expenses before waiver and payments by affiliate and expense reduction c ....        3.53%        3.15%        3.45% e

   Expenses net of waiver and payments by affiliate c ..........................        3.53%        3.05%        3.45% e

   Expenses net of waiver and payments by affiliate and expense reduction c ....        3.52%        3.05%        3.45% e

   Net investment income (loss) ................................................       (0.19)%       0.17%      (0.89)% e

Portfolio turnover rate ........................................................       69.20%       87.68%      129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and expense reduction ......        3.34%        3.11%        3.36% e

   Expenses net of waiver and payments by affiliate ............................        3.34%        3.02%        3.36% e

   Expenses net of waiver and payments by affiliate and expense reduction ......        3.33%        3.02%        3.36% e

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

d     For the period November 3, 2003 (effective date) to March 31, 2004.

e     Annualized.


18 | See notes to financial statements. | Annual Report

Franklin Mutual Recovery Fund

                                                                                   ---------------------------------------
                                                                                           YEAR ENDED MARCH 31,
CLASS B                                                                               2006         2005         2004 d
                                                                                   ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $   12.58     $  11.89     $  11.10
                                                                                   ---------------------------------------

Income from investment operations:

   Net investment income (loss) a ..............................................       (0.11)       (0.06)       (0.07)

   Net realized and unrealized gains (losses) ..................................        1.52         1.43         0.91
                                                                                   ---------------------------------------

Total from investment operations ...............................................        1.41         1.37         0.84
                                                                                   ---------------------------------------

Less distributions from:

   Net investment income .......................................................          --           --        (0.01)

   Net realized gains ..........................................................       (0.70)       (0.68)       (0.04)
                                                                                   ---------------------------------------

Total distributions ............................................................       (0.70)       (0.68)       (0.05)
                                                                                   ---------------------------------------

Net asset value, end of year ...................................................   $   13.29     $  12.58     $  11.89
                                                                                   =======================================

Total return b .................................................................       11.79%       11.77%        7.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $   4,243     $  3,246     $  1,892

Ratios to average net assets:

   Expenses before waiver and payments by affiliate and expense reduction c ....        4.18%        3.79%        4.10% e

   Expenses net of waiver and payments by affiliate c ..........................        4.18%        3.69%        4.10% e

   Expenses net of waiver and payments by affiliate and expense reduction c ....        4.17%        3.69%        4.10% e

   Net investment income (loss) ................................................       (0.84)%      (0.47)%      (1.47)% e

Portfolio turnover rate ........................................................       69.20%       87.68%      129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and expense reduction ......        3.99%        3.75%        4.00% e

   Expenses net of waiver and payments by affiliate ............................        3.99%        3.65%        4.00% e

   Expenses net of waiver and payments by affiliate and expense reduction ......        3.98%        3.65%        4.00% e

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

d     For the period November 3, 2003 (effective date) to March 31, 2004.

e     Annualized.


                         Annual Report | See notes to financial statements. | 19

Franklin Mutual Recovery Fund

                                                                                   ---------------------------------------
                                                                                           YEAR ENDED MARCH 31,
CLASS C                                                                               2006         2005         2004 d
                                                                                   ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $   12.58     $  11.89     $  11.10
                                                                                   ---------------------------------------

Income from investment operations:

   Net investment income (loss) a ..............................................       (0.11)       (0.06)       (0.07)

   Net realized and unrealized gains (losses) ..................................        1.52         1.43         0.91
                                                                                   ---------------------------------------
Total from investment operations ...............................................        1.41         1.37         0.84
                                                                                   ---------------------------------------

Less distributions from:

   Net investment income .......................................................          --           --        (0.01)

   Net realized gains (losses) .................................................       (0.70)       (0.68)       (0.04)
                                                                                   ---------------------------------------
Total distributions ............................................................       (0.70)       (0.68)       (0.05)
                                                                                   ---------------------------------------
Net asset value, end of year ...................................................   $   13.29     $  12.58     $  11.89
                                                                                   =======================================

Total return b .................................................................       11.79%       11.77%        7.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $  55,030     $ 29,991     $ 16,887

Ratios to average net assets:

   Expenses before waiver and payments by affiliate and expense reduction c ....        4.18%        3.78%        4.10% e

   Expenses net of waiver and payments by affiliate c ..........................        4.18%        3.68%        4.10% e

   Expenses net of waiver and payments by affiliate and expense reduction c ....        4.17%        3.68%        4.10% e

   Net investment income (loss) ................................................       (0.84)%      (0.46)%      (1.52)% e

Portfolio turnover rate ........................................................       69.20%       87.68%      129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and expense reduction ......        3.99%        3.74%        4.02% e

   Expenses net of waiver and payments by affiliate ............................        3.99%        3.64%        4.02% e

   Expenses net of waiver and payments by affiliate and expense reduction ......        3.98%        3.64%        4.02% e

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

d     For the period November 3, 2003 (effective date) to March 31, 2004.

e     Annualized.


20 | See notes to financial statements. | Annual Report

Franklin Mutual Recovery Fund

                                                                                   ---------------------------------------
                                                                                           YEAR ENDED MARCH 31,
ADVISOR CLASS                                                                         2006         2005        2004 d
                                                                                   ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $   12.67     $  11.92     $  10.00
                                                                                   ---------------------------------------

Income from investment operations:

   Net investment income (loss) a ..............................................        0.02         0.06        (0.09)

   Net realized and unrealized gains (losses) ..................................        1.53         1.44         2.06
                                                                                   ---------------------------------------
Total from investment operations ...............................................        1.55         1.50         1.97
                                                                                   ---------------------------------------

Less distributions from:

   Net investment income .......................................................       (0.02)       (0.07)       (0.01)

   Net realized gains ..........................................................       (0.70)       (0.68)       (0.04)
                                                                                   ---------------------------------------
Total distributions ............................................................       (0.72)       (0.75)       (0.05)
                                                                                   ---------------------------------------
Net asset value, end of year ...................................................   $   13.50     $  12.67     $  11.92
                                                                                   =======================================

Total return b .................................................................       12.88%       12.88%       19.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $  80,420     $ 71,586     $ 45,854

Ratios to average net assets:

   Expenses before waiver and payments by affiliate and expense reduction c ....        3.18%        2.80%        3.10% e

   Expenses net of waiver and payments by affiliate c ..........................        3.18%        2.70%        3.10% e

   Expenses net of waiver and payments by affiliate and expense reduction c ....        3.17%        2.70%        3.10% e

   Net investment income (loss) ................................................        0.16%        0.52%       (1.01)% e

Portfolio turnover rate ........................................................       69.20%       87.68%      129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses before waiver and payments by affiliate and expense reduction ......        2.99%        2.76%        3.01% e

   Expenses net of waiver and payments by affiliate ............................        2.99%        2.66%        3.01% e

   Expenses net of waiver and payments by affiliate and expense reduction ......        2.98%        2.66%        3.10% e

a     Based on average daily shares outstanding.

b     Total return is not annualized for periods less than one year.

c Includes dividend expense on securities sold short which varies from year to year. See below for expense rates that reflect only operating expenses.

d     For the period June 2, 2003 (commencement of operations) to March 31,
      2004.

e     Annualized.


                         Annual Report | See notes to financial statements. | 21

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2006

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 73.5%
      AIRLINES 2.4%

    a ACE Aviation Holdings Inc. .............................................       Canada            190,035       $ 5,539,534
  a,b ACE Aviation Holdings Inc., A, 144A ....................................       Canada             10,020           292,084
  a,c Air Canada Inc., Contingent Distribution ...............................       Canada          4,442,455                --
                                                                                                                     -----------
                                                                                                                       5,831,618
                                                                                                                     -----------
      AUTOMOBILES 0.2%
  a,d International Automotive Components Group LLC ..........................     Luxembourg          510,000           510,000
                                                                                                                     -----------
      COMMERCIAL BANKS 1.1%
  a,d Elephant Capital Holdings Ltd. .........................................       Japan                 286           693,216
  a,d NCB Warrant Holdings Ltd., A ...........................................       Japan              13,135         2,121,348
                                                                                                                     -----------
                                                                                                                       2,814,564
                                                                                                                     -----------
      COMPUTERS & PERIPHERALS 1.4%
    a Maxtor Corp. ...........................................................   United States         356,260         3,405,846
                                                                                                                     -----------
      CONSTRUCTION MATERIALS 0.9%
      Lafarge North America Inc. .............................................   United States          25,300         2,125,200
                                                                                                                     -----------
      CONTAINERS & PACKAGING 4.2%
    e Temple-Inland Inc. .....................................................   United States         229,800        10,237,590
                                                                                                                     -----------
      DIVERSIFIED FINANCIAL SERVICES 0.2%
      Aeroplan Income Fund ...................................................       Canada             36,007           397,765
                                                                                                                     -----------
      DIVERSIFIED TELECOMMUNICATION SERVICES 7.6%
a,d,f AboveNet Inc. ..........................................................   United States          39,586           948,615
a,c,f AboveNet Inc., Contingent Distribution .................................   United States       2,387,000                --
      BellSouth Corp. ........................................................   United States          74,090         2,567,219
    a NTL Inc. ...............................................................   United Kingdom        357,783        10,415,054
      Verizon Communications Inc. ............................................   United States         135,737         4,623,202
                                                                                                                     -----------
                                                                                                                      18,554,090
                                                                                                                     -----------
      ELECTRIC UTILITIES 1.1%
      Endesa SA ..............................................................       Spain              85,910         2,772,919
  a,b Entegra/Union Power, 144A ..............................................   United States          16,994                --
                                                                                                                     -----------
                                                                                                                       2,772,919
                                                                                                                     -----------
      FOOD & STAPLES RETAILING 1.4%
      Albertson's Inc. .......................................................   United States         130,590         3,352,245
                                                                                                                     -----------
      HEALTH CARE EQUIPMENT & SUPPLIES 5.5%
      Guidant Corp. ..........................................................   United States         172,080        13,432,565
                                                                                                                     -----------
      HEALTH CARE PROVIDERS & SERVICES 2.2%
    a Emdeon Corp. ...........................................................   United States         270,555         2,921,994
a,d,f Kindred Healthcare Inc. ................................................   United States         103,800         2,480,041


22 | Annual Report

Franklin Mutual Recovery Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS           VALUE
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
a,d,f Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ......................   United States              50       $       741
a,d,f Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 .....................   United States              50                --
a,d,f Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 .....................   United States              50                --
a,d,f Kindred Healthcare Inc., Jan. 27.90 Calls, 1/10/15 .....................   United States              21                --
a,d,f Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .....................   United States             166                24
                                                                                                                     -----------
                                                                                                                       5,402,800
                                                                                                                     -----------
      HOTELS, RESTAURANTS & LEISURE 1.2%
  a,c Trump Atlantic, Contingent Distribution ................................   United States       5,150,000           195,597
    a Trump Entertainment Resorts Inc. .......................................   United States         152,691         2,827,837
                                                                                                                     -----------
                                                                                                                       3,023,434
                                                                                                                     -----------
      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.4%
      Constellation Energy Group .............................................   United States          60,630         3,317,067
                                                                                                                     -----------
      INDUSTRIAL CONGLOMERATES 3.2%
      Orkla ASA ..............................................................       Norway            107,300         5,319,336
      Tyco International Ltd. ................................................   United States          89,750         2,412,480
                                                                                                                     -----------
                                                                                                                       7,731,816
                                                                                                                     -----------
      INSURANCE 3.6%
  a,d Imagine Group Holdings Ltd. ............................................      Bermuda            287,034         2,939,667
  a,d Symetra Financial ......................................................   United States          51,200         5,888,000
                                                                                                                     -----------
                                                                                                                       8,827,667
                                                                                                                     -----------
      MEDIA 7.2%
    a Hollinger Inc. .........................................................       Canada             93,000           200,295
    d Hollinger International Inc., A ........................................   United States         112,700           897,205
      Knight Ridder Inc. .....................................................   United States          41,840         2,644,706
      News Corp., A ..........................................................   United States         337,210         5,601,058
      Time Warner Inc. .......................................................   United States         353,053         5,927,760
      The Walt Disney Co. ....................................................   United States          88,350         2,464,082
                                                                                                                     -----------
                                                                                                                      17,735,106
                                                                                                                     -----------
      METALS & MINING 4.3%
      Anglo American PLC .....................................................    South Africa         132,458         5,101,254
      Arcelor ................................................................     Luxembourg           66,900         2,636,753
      Lonmin PLC .............................................................   United Kingdom         57,740         2,669,840
                                                                                                                     -----------
                                                                                                                      10,407,847
                                                                                                                     -----------
      MULTI-UTILITIES 0.0% g
      NorthWestern Corp. .....................................................   United States              43             1,339
  a,c NorthWestern Corp. Contingent Distribution .............................   United States           1,020                15
    a NorthWestern Corp., wts., 11/01/07 .....................................   United States             366             2,068
                                                                                                                     -----------
                                                                                                                           3,422
                                                                                                                     -----------


                                                              Annual Report | 23

Franklin Mutual Recovery Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARES/WARRANTS/
                                                                                    COUNTRY         CONTRACTS          VALUE
--------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      OIL, GAS & CONSUMABLE FUELS 6.4%
      Burlington Resources Inc. .............................................    United States        125,870       $ 11,568,712
      Pogo Producing Co. ....................................................    United States         79,090          3,974,272
                                                                                                                    ------------
                                                                                                                      15,542,984
                                                                                                                    ------------

      PAPER & FOREST PRODUCTS 3.0%
    e Weyerhaeuser Co. ......................................................    United States        101,510          7,352,369
                                                                                                                    ------------

      PHARMACEUTICALS 0.1%
      Merck KGaA ............................................................       Germany             2,500            237,534
      Schering AG ...........................................................       Germany               800             83,145
                                                                                                                    ------------
                                                                                                                         320,679
                                                                                                                    ------------

      REAL ESTATE 1.6%
      Shurgard Storage Centers Inc., A ......................................    United States         58,000          3,864,540
                                                                                                                    ------------

      THRIFTS & MORTGAGE FINANCE 1.5%
      Sovereign Bancorp Inc. ................................................    United States        170,300          3,731,273
                                                                                                                    ------------

      TOBACCO 9.8%
      Altadis SA ............................................................        Spain            105,359          4,723,160
    e Altria Group Inc. .....................................................    United States         63,420          4,493,941
      Imperial Tobacco Group PLC ............................................   United Kingdom         97,512          2,890,206
      KT&G Corp. ............................................................     South Korea         122,320          6,898,715
    e Reynolds American Inc. ................................................    United States         47,200          4,979,600
                                                                                                                    ------------
                                                                                                                      23,985,622
                                                                                                                    ------------

      WIRELESS TELECOMMUNICATION SERVICES 2.0%
      Sprint Nextel Corp. ...................................................    United States        188,700          4,876,008
                                                                                                                    ------------

      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
         (COST $159,290,508) ................................................                                        179,557,036
                                                                                                                    ------------

      PREFERRED STOCKS 2.2%
      METALS & MINING 2.2%
  d,f Esmark Inc., 10.00%, cvt. pfd., A .....................................    United States          4,962          5,346,059
                                                                                                                    ------------

      TOTAL PREFERRED STOCKS (COST $4,962,000) ..............................                                          5,346,059
                                                                                                                    ------------

                                                                                                 ----------------
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT i
                                                                                                 ----------------
      CORPORATE BONDS & NOTES 7.2%
    b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ................       Canada            430,000 CAD        362,246
    h Collins & Aikman Products Co.,
         Revolver, FRN, 11.00%, 8/31/09 .....................................    United States         16,163             15,516
         Tranche B1 Term Loan, FRN, 11.00%, 8/31/11 .........................    United States         37,800             35,910
    b Dana Credit Corp., 144A, 8.375%, 8/15/07 ..............................    United States          3,000              2,865


24 | Annual Report

Franklin Mutual Recovery Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                    COUNTRY          AMOUNT i          VALUE
--------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES (CONTINUED)
      Entegra/Union Power,
         Term Loan A, 4.00%, 6/01/12 ........................................    United States        865,750       $    935,010
         Term Loan B, 9.00%, 6/01/20 ........................................    United States        833,685            900,380
    h Eurotunnel PLC,
      b  Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12 .........   United Kingdom         65,100 GBP        109,363
         S8 Tier 1 Stabilization Advance, FRN, 5.840%, 3/15/26 ..............   United Kingdom         36,916 GBP         15,384
         Tier 2, FRN, 5.863%, 12/31/18 ......................................   United Kingdom          9,600 GBP         15,335
         Tier 3, FRN, 5.895%, 12/31/25 ......................................   United Kingdom      3,615,500 GBP      3,735,275
      Eurotunnel SA,
         Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 .........       France             18,500 EUR         21,686
       h S6 Tier 1 Stabilization Advance (PIBOR), FRN, 3.925%, 3/15/26 ......       France                251 EUR             73
       h S7 Tier 1 Stabilization Advance (PIBOR), FRN, 3.926%, 3/15/26 ......       France             23,203 EUR          6,747
       h Tier 3 (LIBOR), FRN, 3.903%, 12/31/25 ..............................       France             41,370 EUR         29,824
       h Tier 3 (LIBOR), FRN, 3.926%, 12/31/25 ..............................       France          7,850,800 EUR      5,659,657
    h Motor Coach Industries International Inc., FRN, 17.810%, 12/01/08 .....    United States      3,011,768          2,936,474
      Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ......................    United States      2,801,691          2,738,653
                                                                                                                    ------------

      TOTAL CORPORATE BONDS & NOTES (COST $16,470,286) ......................                                         17,520,398
                                                                                                                    ------------

      CORPORATE BONDS & NOTES IN REORGANIZATION 10.3%
    j Adelphia Communications Corp.,
         9.25%, 10/01/02 ....................................................    United States      1,987,000          1,162,395
         8.125%, 7/15/03 ....................................................    United States        950,000            570,000
         9.875%, 3/01/05 ....................................................    United States         22,000             13,090
         10.25%, 11/01/06 ...................................................    United States      5,105,000          2,986,425
         9.875%, 3/01/07 ....................................................    United States         13,000              7,735
         8.375%, 2/01/08 ....................................................    United States         31,000             18,445
         7.75%, 1/15/09 .....................................................    United States         90,000             53,550
         7.875%, 5/01/09 ....................................................    United States         12,000              7,020
         9.375%, 11/15/09 ...................................................    United States      2,322,000          1,428,030
         10.875%, 10/01/10 ..................................................    United States         71,000             42,245
         10.25%, 6/15/11 ....................................................    United States        958,000            608,330
    j Armstrong World Industries Inc.,
         6.35%, 8/15/03 .....................................................    United States        276,000            194,580
         6.50%, 8/15/05 .....................................................    United States         25,000             17,626
         9.75%, 4/15/08 .....................................................    United States         59,000             42,185
         7.45%, 5/15/29 .....................................................    United States      1,286,000            900,200
         Revolver, 10/29/03 .................................................    United States         42,075             28,927
         Trade Claim ........................................................    United States      4,131,400          2,799,023
  b,j Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ..............    United States         58,000             53,505
    j Century Communications Corp.,
         8.875%, 1/15/07 ....................................................    United States          5,000              4,900
         8.75%, 10/01/07 ....................................................    United States         29,000             27,695
         8.375%, 12/15/07 ...................................................    United States      1,699,000          1,656,525
         Series B, zero cpn., 1/15/08 .......................................    United States      1,060,000            609,500
         zero cpn., 3/15/03 .................................................    United States         33,000             28,710


                                                              Annual Report | 25

Franklin Mutual Recovery Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                    COUNTRY          AMOUNT i          VALUE
--------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
    j Dana Corp.,
         5.85%, 1/15/15 .....................................................    United States        397,000       $    301,720
         7.00%, 3/01/29 .....................................................    United States         88,000             66,880
    j Owens Corning,
       k Revolver, 6/26/02 ..................................................    United States      7,579,715         11,521,164
         Revolver, 6/26/02 ..................................................    United States         52,000             80,080
                                                                                                                    ------------

      TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
         (COST $24,470,983) .................................................                                         25,230,485
                                                                                                                    ------------

      GOVERNMENT AGENCIES (COST $8,295,080) 3.4%
  e,l Federal Home Loan Bank, 4/13/06 .......................................    United States      8,300,000          8,295,449
                                                                                                                    ------------
      TOTAL INVESTMENTS (COST $213,488,857) 96.6% ...........................                                        235,949,427
      SECURITIES SOLD SHORT (11.3)% .........................................                                        (27,647,811)
      NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.0% g ...............                                            18,859
      OTHER ASSETS, LESS LIABILITIES 14.7% ..................................                                         36,066,521
                                                                                                                    ------------

      NET ASSETS 100.0% .....................................................                                       $244,386,996
                                                                                                                    ============

                                                                                                 ------------
                                                                                                    SHARES
                                                                                                 ------------
    m SECURITIES SOLD SHORT 11.3%
      COMPUTERS & PERIPHERALS 1.4%
      Seagate Technology ....................................................    United States        131,740       $  3,468,714
                                                                                                                    ------------

      DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
      AT&T Inc. .............................................................    United States         49,000          1,324,960
                                                                                                                    ------------

      ELECTRIC UTILITIES 1.4%
      FPL Group Inc. ........................................................    United States         87,379          3,507,393
                                                                                                                    ------------

      FOOD & STAPLES RETAILING 0.3%
      SUPERVALU Inc. ........................................................    United States         23,720            731,050
                                                                                                                    ------------

      FOOD PRODUCTS 0.5%
      Kraft Foods Inc., A ...................................................    United States         41,223          1,249,469
                                                                                                                    ------------

      HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
      Boston Scientific Corp. ...............................................    United States        103,040          2,375,072
                                                                                                                    ------------

      HEALTH CARE PROVIDERS & SERVICES 0.7%
      WebMD Health Corp., A .................................................    United States         43,182          1,798,098
                                                                                                                    ------------

      MEDIA 1.0%
      Pixar .................................................................    United States         38,413          2,463,810
                                                                                                                    ------------

      METALS & MINING 0.5%
      United States Steel Corp. .............................................    United States         20,250          1,228,770
                                                                                                                    ------------

      OIL, GAS & CONSUMABLE FUELS 2.4%
      ConocoPhillips ........................................................    United States         90,810          5,734,652
                                                                                                                    ------------


26 | Annual Report

Franklin Mutual Recovery Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY         SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
    m SECURITIES SOLD SHORT (CONTINUED)
      REAL ESTATE 1.5%
      Public Storage Inc. ...................................................    United States         46,360       $  3,765,823
                                                                                                                    ------------

      TOTAL SECURITIES SOLD SHORT (PROCEEDS $25,086,914) ....................                                       $ 27,647,811
                                                                                                                    ------------

CURRENCY ABBREVIATIONS
CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

FRN   - Floating Rate Note
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate

a     Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2006, the aggregate value of these securities was $820,063, representing 0.34% of net assets.

c Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d     See Note 11 regarding restricted securities.

e See Note 1(f) regarding securities segregated with broker for securities sold short.

f     See Note 13 regarding other considerations.

g     Rounds to less than 0.1% of net assets.

h     The coupon rate shown represents the rate at period end.

i     The principal amount is stated in U.S. dollars unless otherwise indicated.

j     See Note 10 regarding defaulted securities.

k     See Note 12 regarding unfunded loan commitments.

l     The security is traded on a discount basis with no stated coupon rate.

m     See Note 1(f) regarding securities sold short.


                         Annual Report | See notes to financial statements. | 27

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

Assets:
   Investments in securities:
      Cost ..................................................................   $ 213,488,857
                                                                                -------------
      Value .................................................................   $ 235,949,427
   Cash .....................................................................           3,152
   Foreign currency, at value (cost $5,368,151) .............................       5,334,674
   Receivables:
      Investment securities sold ............................................       2,175,244
      Capital shares sold ...................................................         880,004
      Dividends and interest ................................................         643,053
   Unrealized gain on forward exchange contracts (Note 9) ...................         422,928
   Unrealized gain on unfunded loan commitments (Note 12) ...................          94,752
   Cash on deposit with brokers for securities sold short ...................      34,005,757
   Due from broker - synthetic equity swaps .................................         101,540
                                                                                -------------
         Total assets .......................................................     279,610,531
                                                                                -------------

Liabilities:
   Payables:
      Investment securities purchased .......................................       6,374,215
      Capital shares redeemed ...............................................           5,175
      Affiliates ............................................................         670,368
   Securities sold short, at value (proceeds $25,086,914) ...................      27,647,811
   Unrealized loss on forward exchange contracts (Note 9) ...................         404,069
   Accrued expenses and other liabilities ...................................         121,897
                                                                                -------------
         Total liabilities ..................................................      35,223,535
                                                                                -------------
            Net assets, at value ............................................   $ 244,386,996
                                                                                =============

Net assets consist of:
   Paid-in capital ..........................................................   $ 218,167,384
   Distributions in excess of net investment income .........................         (68,131)
   Net unrealized appreciation (depreciation) ...............................      19,841,501
   Accumulated net realized gain (loss) .....................................       6,446,242
                                                                                -------------
            Net assets, at value ............................................   $ 244,386,996
                                                                                =============


28 | See notes to financial statements. | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2006

CLASS A:
   Net assets, at value .....................................................   $ 104,694,340
                                                                                =============
   Shares outstanding .......................................................       7,797,574
                                                                                =============
   Net asset value per share a ..............................................   $       13.43
                                                                                =============
   Maximum offering price per share (net asset value per share / 94.25%) ....   $       14.25
                                                                                =============
CLASS B:
   Net assets, at value .....................................................   $   4,242,612
                                                                                =============
   Shares outstanding .......................................................         319,205
                                                                                =============
   Net asset value and maximum offering price per share a ...................   $       13.29
                                                                                =============
CLASS C:
   Net assets, at value .....................................................   $  55,030,420
                                                                                =============
   Shares outstanding .......................................................       4,140,104
                                                                                =============
   Net asset value and maximum offering price per share a ...................   $       13.29
                                                                                =============
ADVISOR CLASS:
   Net assets, at value .....................................................   $  80,419,624
                                                                                =============
   Shares outstanding .......................................................       5,957,935
                                                                                =============
   Net asset value and maximum offering price per share a ...................   $       13.50
                                                                                =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 29

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2006

Investment income:
   Dividends ................................................................   $   3,418,685
   Interest .................................................................       3,216,554
                                                                                -------------
         Total investment income ............................................       6,635,239
                                                                                -------------
Expenses:
   Management fees (Note 4a) ................................................       4,422,854
   Administrative fees (Note 4b) ............................................         397,880
   Distribution fees (Note 4c)
      Class A ...............................................................         271,594
      Class B ...............................................................          37,276
      Class C ...............................................................         428,161
   Transfer agent fees (Note 4e) ............................................         350,432
   Custodian fees (Note 5) ..................................................          13,633
   Reports to shareholders ..................................................          33,023
   Registration and filing fees .............................................          75,249
   Professional fees ........................................................         444,174
   Trustees' fees and expenses ..............................................          97,197
   Dividends on securities sold short .......................................         385,674
   Other ....................................................................         107,520
                                                                                -------------
         Total expenses .....................................................       7,064,667
         Expense reductions (Note 5) ........................................          (7,806)
                                                                                -------------
         Net expenses .......................................................       7,056,861
                                                                                -------------
            Net investment income (loss) ....................................        (421,622)
                                                                                -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................      14,841,219
      Written options .......................................................          19,089
      Securities sold short .................................................      (2,487,003)
      Foreign currency transactions .........................................         520,300
                                                                                -------------
         Net realized gain (loss) ...........................................      12,893,605
                                                                                -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................................      11,488,044
      Translation of assets and liabilities denominated in
         foreign currencies .................................................        (132,225)
                                                                                -------------
         Net change in unrealized appreciation (depreciation) ...............      11,355,819
                                                                                -------------
Net realized and unrealized gain (loss) .....................................      24,249,424
                                                                                -------------
Net increase (decrease) in net assets resulting from operations .............   $  23,827,802
                                                                                =============


30 | See notes to financial statements. | Annual Report

Franklin Mutual Recovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                -------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                                -------------------------------
                                                                                     2006             2005
                                                                                -------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ..........................................   $    (421,622)   $     235,364
      Net realized gain (loss) from investments, written options, securities
         sold short and foreign currency transactions .......................      12,893,605        7,387,248
      Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
           currencies .......................................................      11,355,819        6,837,986
                                                                                -------------------------------
            Net increase (decrease) in net assets resulting from
               operations ...................................................      23,827,802       14,460,598
                                                                                -------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................................         (69,292)        (144,732)
         Advisor Class ......................................................        (124,522)        (328,363)
      Net realized gains:
         Class A ............................................................      (4,142,673)      (2,133,292)
         Class B ............................................................        (204,421)        (147,707)
         Class C ............................................................      (2,274,806)      (1,245,771)
         Advisor Class ......................................................      (4,081,176)      (3,097,129)
                                                                                -------------------------------
   Total distributions to shareholders ......................................     (10,896,890)      (7,096,994)
                                                                                -------------------------------
   Capital share transactions: (Note 3)
         Class A ............................................................      41,571,942       31,098,428
         Class B ............................................................         782,215        1,198,797
         Class C ............................................................      22,393,491       11,780,830
         Advisor Class ......................................................       4,177,413       22,231,584
                                                                                -------------------------------

   Total capital share transactions .........................................      68,925,061       66,309,639
                                                                                -------------------------------

            Net increase (decrease) in net assets ...........................      81,855,973       73,673,243
Net assets:
   Beginning of year ........................................................     162,531,023       88,857,780
                                                                                -------------------------------
   End of year ..............................................................   $ 244,386,996    $ 162,531,023
                                                                                ===============================
Distributions in excess of net investment income included in net assets:
      End of year ...........................................................   $     (68,131)   $    (139,173)
                                                                                ===============================


                         Annual Report | See notes to financial statements. | 31

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the year ended March 31, 2006

Cash flows from operating activities:
   Net increase in net assets resulting from operations .....................   $     23,827,802
   Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
      Net change in unrealized appreciation on investments and translation
         of assets and liabilities denominated in foreign currencies ........        (11,362,409)
      Net realized gain on investments, written options and securities
         sold short .........................................................        (12,373,305)
      Amortization of bond discounts and premiums ...........................           (842,948)
      Decrease in receivables from investment securities sold ...............          8,143,209
      Increase in dividends and interest receivable .........................           (287,754)
      Increase in cash on deposit at brokers for securities sold short ......        (14,715,130)
      Decrease in due from broker - synthetic equity swaps ..................            974,470
      Increase in payables for investment securities purchased ..............          1,279,735
      Increase in payable to affiliates .....................................            389,606
      Increase in accrued expenses and other liabilities ....................              9,015
      Purchase of investment securities .....................................     (2,100,853,949)
      Proceeds from sale of investment securities ...........................      2,052,642,143
                                                                                ----------------
         Net cash used in operating activities ..............................        (53,169,515)
                                                                                ----------------
Cash flows from financing activities:
   Distributions to shareholders ............................................        (10,896,890)
   Decrease in receivable for capital shares sold ...........................            144,282
   Increase in payable for capital shares redeemed ..........................              5,175
   Proceeds from capital shares sold ........................................         91,531,809
   Proceeds from capital shares sold in reinvestment of distributions .......          9,005,626
   Payment on capital shares redeemed .......................................        (31,612,374)
                                                                                ----------------
         Net cash provided by financing activities ..........................         58,177,628
                                                                                ----------------
Net increase in cash ........................................................          5,008,113
Cash beginning of year ......................................................            329,713
                                                                                ----------------
Cash end of year ............................................................   $      5,337,826
                                                                                ----------------


32 | See notes to financial statements. | Annual Report

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end, continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, and discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


                                                              Annual Report | 33

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


34 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin" are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract. The initial margin and any net unrealized gains or losses on open synthetic equity swaps are included in "Due from broker-synthetic equity swaps," in the Statement of Assets and Liabilities.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                                                              Annual Report | 35

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


36 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class level expenses may result in payment of different per share distributions by class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 37

Franklin Mutual Recovery Fund

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

3. SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                              -------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                         2006                         2005
                                                              -------------------------------------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              -------------------------------------------------------
CLASS A SHARES:
   Shares sold ............................................    3,548,080   $  45,627,243    2,502,867   $ 30,735,123
   Shares issued in reinvestment of distributions .........      273,474       3,471,536      157,695      1,924,919
   Shares redeemed ........................................     (590,990)     (7,526,837)    (127,691)    (1,561,614)
                                                              -------------------------------------------------------
   Net increase (decrease) ................................    3,230,564   $  41,571,942    2,532,871   $ 31,098,428
                                                              =======================================================
CLASS B SHARES:
   Shares sold ............................................       74,543   $     951,920      101,473   $  1,229,065
   Shares issued in reinvestment of distributions .........       13,864         174,829       10,688        129,863
   Shares redeemed ........................................      (27,179)       (344,534)     (13,304)      (160,131)
                                                              -------------------------------------------------------
   Net increase (decrease) ................................       61,228   $     782,215       98,857   $  1,198,797
                                                              =======================================================
CLASS C SHARES:
   Shares sold ............................................    1,874,928   $  23,892,951    1,122,393   $ 13,696,605
   Shares issued in reinvestment of distributions .........      143,033       1,803,849       83,200      1,010,876
   Shares redeemed ........................................     (261,428)     (3,303,309)    (241,871)    (2,926,651)
                                                              -------------------------------------------------------
   Net increase (decrease) ................................    1,756,533   $  22,393,491      963,722   $ 11,780,830
                                                              =======================================================
ADVISOR CLASS SHARES:
   Shares sold ............................................    1,629,455   $  21,059,695    1,759,152   $ 21,666,533
   Shares issued in reinvestment of distributions .........      279,075       3,555,412      203,960      2,491,671
   Shares redeemed ........................................   (1,602,795)    (20,437,694)    (157,799)    (1,926,620)
                                                              -------------------------------------------------------
   Net increase (decrease) ................................      305,735   $   4,177,413    1,805,313   $ 22,231,584
                                                              =======================================================

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:


38 | Annual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment." The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 2.22% of average daily net assets.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                              Annual Report | 39

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ..................................................       1.00%
Class C ..................................................       1.00%

D. SALES CHARGES/UNDERWRITING AGENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a .............................   $ 69,304
Contingent deferred sales charges retained ...............   $  9,184

a     Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $350,432, of which $299,662 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, REIT/ROC adjustments, net operating loss, bond discounts and premiums, certain dividends on securities sold short, and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, certain dividends on securities sold short, defaulted securities, REIT/ROC adjustments, net operating loss, and bond discounts and premiums.


40 | Annual Report

Franklin Mutual Recovery Fund

6. INCOME TAXES (CONTINUED)

At March 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................   $ 213,831,153
                                                =============

Unrealized appreciation .....................   $  29,198,179
Unrealized depreciation .....................      (7,079,905)
                                                -------------
Net unrealized appreciation (depreciation) ..   $  22,118,274
                                                =============

Undistributed ordinary income ...............   $   3,524,332
Undistributed long-term capital gains .......       3,266,936
                                                -------------
Distributable earnings ......................   $   6,791,268
                                                =============

The tax character of distributions paid during the years ended March 31, 2006 and 2005, was as follows:

                                                --------------------------
                                                    2006          2005
                                                --------------------------
Distributions paid from:
   Ordinary income ..........................   $  6,818,946   $ 6,966,412
   Long term capital gain ...................      4,077,944       130,582
                                                --------------------------
                                                $ 10,896,890   $ 7,096,994
                                                ==========================

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2006 aggregated $244,474,102 and $129,988,273, respectively.

Transactions in options written during the year ended March 31, 2006, were as follows:

                                                ---------------------------
                                                  NUMBER OF     PREMIUMS
                                                  CONTRACTS     RECEIVED
                                                ---------------------------
Options outstanding at March 31, 2005 .......            314   $    18,639
Options written .............................          1,291       115,851
Options expired .............................           (320)      (19,089)
Options exercised ...........................         (1,285)     (115,401)
Options closed ..............................             --            --
                                                ===========================
Options outstanding at March 31, 2006 .......             --   $        --
                                                ===========================


                                                              Annual Report | 41

Franklin Mutual Recovery Fund

8. SYNTHETIC EQUITY SWAPS

As of March 31, 2006, the Fund had the following synthetic equity swaps outstanding:

-----------------------------------------------------------------------------------------------
                                                          NUMBER OF     NOTIONAL     UNREALIZED
CONTRACTS TO BUY                                          CONTRACTS      VALUE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
BOC Group PLC (15.45 GBP) ............................       19,512    $ 524,118    $      (229)
                                                                                    -----------

Net unrealized gain (loss) ...........................                              $      (229)
                                                                                    ===========

9. FORWARD EXCHANGE CONTRACTS

At March 31, 2006, the Fund had the following forward exchange contracts outstanding:

-----------------------------------------------------------------------------------------------
                                                           CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                           AMOUNT a       DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
    1,850,000    Euro ................................    2,219,168       8/23/06   $    41,887
                                                                                    -----------

-----------------------------------------------------------------------------------------------
                                                           CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                          AMOUNT a       DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
    6,400,000    Canadian Dollar .....................    5,550,737       4/17/06   $    67,544
    2,980,471    Canadian Dollar .....................    2,586,111       4/24/06        32,104
    4,500,000    Euro ................................    5,543,847       5/23/06        73,761
    7,430,270    British Pound .......................   13,071,925       8/15/06       143,996
    3,793,000    Euro ................................    4,699,109       8/23/06        63,336
  217,375,000    Korean Won ..........................      225,000       9/25/06           300
                                                                                    -----------
                                                                                        381,041
                                                                                    -----------

   Unrealized gain on forward exchange contracts ................................   $   422,928
                                                                                    ===========

-----------------------------------------------------------------------------------------------
                                                           CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                                           AMOUNT a       DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
    1,391,844    Canadian Dollar .....................    1,200,000       4/17/06   $    (7,539)
    4,167,555    Euro ................................    5,232,032       5/23/06      (166,058)
                                                                                    -----------
                                                                                    $  (173,597)
                                                                                    -----------

-----------------------------------------------------------------------------------------------
                                                           CONTRACT    SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                          AMOUNT a       DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------
   11,901,798    Norwegian Krone .....................    1,799,839       5/08/06   $   (19,832)
    7,000,000    Norwegian Krone .....................    1,043,997       6/06/06       (28,384)
      300,000    Euro ................................      357,862       7/17/06        (8,013)
    9,146,041    Euro ................................   11,029,715       8/23/06      (148,501)
    6,500,000    Norwegian Krone .....................      982,764       9/06/06       (18,830)
1,336,625,000    Korean Won ..........................    1,375,224       9/25/06        (6,912)
                                                                                    -----------
                                                                                       (230,472)
                                                                                    -----------
Unrealized loss on forward exchange contracts ...................................      (404,069)
                                                                                    -----------
   Net unrealized gain (loss) on forward exchange contracts .....................   $    18,859
                                                                                    ===========

a     In U.S. Dollar unless otherwise indicated.


42 | Annual Report

Franklin Mutual Recovery Fund

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At March 31, 2006, the aggregate value of these securities was $25,230,485, representing 10.32% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED SECURITIES

At March 31, 2006, investments in securities included issues that are restricted under the Securities Act of 1933 (the 1933 Act), or the foreign equivalent. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration, unless the sale is pursuant to an exemption under the 1933 Act, or the foreign equivalent.

At March 31, 2006, the Fund held investments in restricted securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT, SHARES                                                ACQUISITION
AND CONTRACTS    ISSUER                                           DATE          COST          VALUE
------------------------------------------------------------------------------------------------------
    39,586       AboveNet Inc. .............................      9/03/03   $ 1,511,610   $    948,615
       286       Elephant Capital Holdings Ltd. ............     10/22/03            --        693,216
     4,962       Esmark Inc., 10.00%, cvt. pfd., A .........     11/08/04     4,962,000      5,346,059
   112,700       Hollinger International Inc., A ...........      4/08/04     1,956,884        897,205
   287,034       Imagine Group Holdings Ltd. ...............      8/31/04     2,939,659      2,939,667
   510,000       International Automotive Components
                    Group LLC ..............................      1/12/06       510,000        510,000
   103,800       Kindred Healthcare Inc. ...................      3/10/04     2,615,236      2,480,041
        50       Kindred Healthcare Inc., Jan. 9.07 Calls,
                    1/01/13 ................................      1/01/05            --            741
        50       Kindred Healthcare Inc., Jan. 25.99 Calls,
                    1/01/14 ................................      1/01/05            --             --
        50       Kindred Healthcare Inc., Jan. 26.00 Calls,
                    1/01/12 ................................      1/01/05            --             --
        21       Kindred Healthcare Inc., Jan. 27.90 Calls,
                    1/10/15 ................................      1/06/05            --             --
       166       Kindred Healthcare Inc., Jul. 23.75 Calls,
                    7/17/11 ................................      1/17/04            --             24
    13,135       NCB Warrant Holdings Ltd., A ..............     12/16/05     1,993,832      2,121,348
    51,200       Symetra Financial .........................      7/27/04     5,120,000      5,888,000
                                                                                          ------------
                    TOTAL RESTRICTED SECURITIES (8.93% of Net Assets)                     $ 21,824,916
                                                                                          ============


                                                              Annual Report | 43

Franklin Mutual Recovery Fund

12. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                       UNFUNDED
BORROWER                                                              COMMITMENT
--------------------------------------------------------------------------------
Entegra/Union Power LOC Facility, FRN, 6/01/12 ....................   $  270,913
Entegra/Union Power Working Capital Facility, FRN, 6/01/12 ........       40,592
Owens Corning, Revolver, 6/26/02 ..................................      204,463
                                                                      ----------
                                                                      $  515,968
                                                                      ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At March 31, 2006, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., and Kindred Healthcare Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. SUBSEQUENT EVENTS

Effective April 17, 2006, the Fund participates in a $30 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on April 16, 2007. The Fund may borrow, at its election, at the Federal Funds Rate plus 0.70%, the London InterBank Rate (LIBOR) plus 0.70%, or, an "Alternative Base Rate" which is the greater of (i) the prime rate and (ii) 1/2 of 1% plus the Federal Funds Rate. Annual commitment fees of 0.20% per annum are charged on the unused portion of the facility.


44 | Annual Report

Franklin Mutual Recovery Fund

15. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company") entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors and/or employees, have been named in private lawsuits (styled as shareholder class actions or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multidistrict litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a negative material impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 45

Franklin Mutual Recovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN MUTUAL RECOVERY FUND

We have audited the accompanying statement of assets and liabilities of the Franklin Mutual Recovery Fund (the "Fund"), including the statement of investments, as of March 31, 2006, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Mutual Recovery Fund at March 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

Boston, Massachusetts
May 10, 2006


46 | Annual Report

Franklin Mutual Recovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $5,965,244 as a long term capital gain dividend for the fiscal year ended March 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $6,450,683 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,807,363 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 29.14% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2006.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $2,047,278 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.


                                                              Annual Report | 47

Franklin Mutual Recovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)  Trustee          Since 2003          7                        Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                   technology and investment company).
Short Hills, NJ 07078-2789
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center; editor and author of numerous financial publications; financial consultant; and serves on the Investment Advisory Committee of the New York Common
Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University.
 ---------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)          Trustee          Since 2003          7                        Independent Director, SLM,
101 John F. Kennedy Parkway                                                                   Corporation (Sallie Mae); and Allied
Short Hills, NJ 07078-2789                                                                    Capital Corporation (financial
                                                                                              services).
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)      Trustee          Since 2003          13                       Director, Fiduciary Emerging Markets
101 John F. Kennedy Parkway                                                                   Bond Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                    International Ireland Limited.
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry).
----------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)      Trustee          Since 2003          7                        None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
----------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)        Trustee          Since 2003          13                       None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
----------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (1925)            Trustee          Since 2003          13                       None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Trustee and      Trustee since 2003  25                       Director, El Oro and Exploration
101 John F. Kennedy Parkway     Chairman of the  and Chairman of                              Co., p.l.c. (investments) and ARC
Short Hills, NJ 07078-2789      Board            the Board since                              Wireless Solution, Inc. (wireless
                                                 2005                                         components and network products).
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)     Trustee          Since 2003          14                       None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of five of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (1939)        Trustee          Since 2003          7                        Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                   (consumer products) and Merck & Co.
New York, NY 10020 - 2302                                                                     Inc. (pharmaceuticals)
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)  Vice President   Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway,
Short Hills NJ 07078-2789
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML Compliance
                                - AML            since February 2006
                                Compliance
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)        Senior Vice      Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway     President and
Short Hills, NJ 07078-2789      Chief
                                Investment
                                Officer
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2003          Not Applicable           Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Finance and
                                Administration
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2003          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)           Secretary        Since October       Not Applicable           Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 33 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President   Since 2003          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
----------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)       President, and   Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway     Chief Executive
Short Hills, NJ 07078-2702      Officer -
                                Investment
                                Management
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer        Since December      Not Applicable           Not Applicable
500 East Broward Blvd.                           2005
Suite 2100
Fort Lauderdale, FL 33394-3091
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since October       Not Applicable           Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 51

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Anne M. Tatlock is considered to be an interested person of the Trust under the federal securities laws due to her position as an officer and director of Resources.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


52 | Annual Report

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 53

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income
Fund High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 A2006 05/06





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expertis Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $64,000 for the fiscal year ended March 31, 2006 and $50,000 for the fiscal year ended March 31, 2005.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $29,167 for the fiscal year ended March 31, 2006 and $50,000 for the fiscal year ended March 31, 2005. The services for which these fees were paid included tax compliance and advise.

(d)  All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $199,802 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2005. The services for which these fees were paid included financial due diligence.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

           (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $228,969 for the fiscal year ended March 31, 2006 and $50,000 for the fiscal year ended March 31, 2005.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.                        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers, LLP in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



FRANKLIN MUTUAL RECOVERY FUND


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: May 22, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: May 22, 2006



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: May 22, 2006